SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 12, 2003

LINENS ’N THINGS, INC. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12381 (Commission File Number)	22-3463939 (I.R.S. Employer Identification No.)

6 Brighton Road, Clifton, New Jersey (Address of Principal Executive Offices)	07015 (Zip Code)

Registrant’s telephone number, including area code	(973) 778-1300

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     Employment Agreement.

     Linens ’n Things, Inc. (the “Company”) entered into an Employment Agreement with F. David Coder dated as of June 12, 2003.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit No.	Exhibit

99.1	Employment Agreement between the Company and F. David Coder dated as of June 12, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2004	LINENS ’N THINGS, INC. By: WILLIAM T. GILES —————————————— William T. Giles Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Employment Agreement between the Company and F. David Coder dated as of June 12, 2003.